                                                                  EXHIBIT 10.38


                  FIRST AMENDMENT TO CREDIT FACILITY AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT FACILITY AGREEMENT dated as of October 30, 1998 (this "FIRST AMENDMENT" is entered into among JPS Textile Group, Inc. (the "Company"), JPS Elastomerics Corp. and JPS Converter and Industrial Corp. (together, the "BORROWING SUBSIDIARIES"), Citibank, N.A. ("CITIBANK"), as agent and collateral agent (the "AGENT"), NationsBank, N.A., as co-agent (the "CO-AGENT"), and the Lenders, and relates to that certain Credit Facility Agreement dated as of October 9, 1997 (as the same may be amended and restated, supplemented or modified from time to time, the "CREDIT AGREEMENT") among the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders.

                              W I T N E S S E T H:

     WHEREAS, the Company and the Borrowing Subsidiaries have requested that the Lenders, the Agent and the Co-Agent agree to amend the Credit Agreement as provided for herein;

     NOW THEREFORE, in consideration of the above premises, the Company, the Borrowing Subsidiaries, the Agent, the Co-Agent and the Lenders agree as follows:

     1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

     2. AMENDMENTS TO THE CREDIT AGREEMENT. Upon the "First Amendment Effective Date" (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

     2.1 SECTION 1.01. Section 1.01 of the Credit Agreement is amended as follows:

     (a) The definition of "Applicable Margin" is amended to read in full as follows:

     "APPLICABLE MARGIN" means (x) for all periods ending on or before the end of Fiscal Year 1999, (i) in the case of Base Rate Loans, 0% and (ii) in the case of Eurodollar Rate Loans, 2.00%; and (y) at all times thereafter, (iii) in the case of Base Rate Loans, the applicable rate per annum set forth below under the heading "Base Rate Margin" and (iv) in the case of Eurodollar Rate Loans, the applicable rate per annum set forth below under the heading "Eurodollar Rate Margin":



-------------------------------------------------------------------------
FIXED CHARGE                                              EURODOLLAR RATE
COVERAGE RATIO                    BASE RATE MARGIN             MARGIN
--------------                    ----------------        ---------------
      if >=2.50 to 1                      0%                    1.75%
-------------------------------------------------------------------------
if >=2.00 to 1 but <2.50 to 1             0%                    2.00%
-------------------------------------------------------------------------
if >=1.50 to 1 but <2.00 to 1             0%                    2.25%
-------------------------------------------------------------------------
       if <1.50 to 1                   0.25%                    2.50%
-------------------------------------------------------------------------

          (b) The definition of "Fixed Asset Portion" is amended by adding to the end thereof the following additional provisos:

     "; and provided, further, however, in addition to the reduction in the Fixed Asset Portion contemplated by the preceding provisos, the Fixed Asset Portion shall be further reduced by $833,000 on the last day of each fiscal month of the Company ending during Fiscal Year 1999 commencing with the fiscal month ending on December 5, 1998; and provided, further, however, in the event that a Borrowing Subsidiary receives any cash proceeds or Net Cash Proceeds referred to in clauses (i) through (iv) above during any fiscal month, the amount of such cash proceeds and Net Cash Proceeds shall, to the extent that the Fixed Asset Portion is reduced by such amount pursuant to said clauses, be deducted from the amount of reductions in the Fixed Asset Portion specified in the two immediately preceding provisos, which deductions from such specified amounts of reductions in said provisos shall be made in the direct order of the dates, beginning in such fiscal month, specified for such reductions in said provisos"

          (c) The definition of "Unused Commitment Fee Rate" is amended as follows:

               (i) within the definition of "Unused Commitment Fee Rate", the grid setting forth the Unused Commitment Fee Rate for certain ratio ranges is amended to read in full as follows:

                      --------------------------------------------
                       FIXED CHARGE                     UNUSED
                      COVERAGE RATIO                COMMITMENT FEE
                      --------------                --------------
                       if >=2.5 to 1                     0.25%
                      --------------------------------------------
                       is <2.5 to 1                     0.375%
                      --------------------------------------------

               (ii) the term "Leverage Ratio", in each place it appears, is replaced with the term "Fixed Charge Coverage Ratio".

          2.2 Section 8.01. Section 8.01 of the Credit Agreement is amended to read in full as follows:

               8.01. Minimum EBITDA. EBITDA of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth


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
below for the twelve month period ending on such day, shall not be less than the minimum amount set forth opposite such fiscal quarter:

     Fiscal Quarter                                            Minimum Amount
     --------------                                            --------------
     The fourth fiscal quarter of Fiscal Year 1998                  27,000,000
     The first fiscal quarter of Fiscal Year 1999              24,000,000
     The second fiscal quarter of Fiscal Year 1999             23,000,000
     The third fiscal quarter of Fiscal Year 1999              23,000,000
     The fourth fiscal quarter of Fiscal Year 1999                 26,000,000
     The first fiscal quarter of Fiscal Year 2000              28,000,000
     The second fiscal quarter of Fiscal Year 2000             30,000,000
     The third fiscal quarter of Fiscal Year 2000              31,000,000
     The fourth fiscal quarter of Fiscal Year 2000                 33,000,000
     The first fiscal quarter of Fiscal Year 2001              37,000,000
     The second fiscal quarter of Fiscal Year 2001             37,000,000
     The third fiscal quarter of Fiscal Year 2001              38,000,000
     The fourth fiscal quarter of Fiscal Year 2001                 39,000,000
     The first fiscal quarter of Fiscal Year 2002              40,000,000
     The second fiscal quarter of Fiscal Year 2002             41,000,000
     The third fiscal quarter of Fiscal Year 2002              42,000,000
      and thereafter

     2.3 Section 8.02. Section 8.02 of the Credit Agreement is amended to read in full as follows:

          8.02. Minimum Interest Coverage Ratio. The Interest Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter for the twelve month period ending on such day, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

     Fiscal Quarter                                            Minimum Amount
     --------------                                            --------------
     The fourth fiscal quarter of Fiscal Year 1998                 3.5 to 1.
     The first fiscal quarter of Fiscal Year 1999              3.2 to 1.
     The second fiscal quarter of Fiscal Year 1999             3.0 to 1.
     The third fiscal quarter of Fiscal Year 1999              3.0 to 1.
     The fourth fiscal quarter of Fiscal Year 1999                 3.0 to 1.
     The first fiscal quarter of Fiscal Year 2000              3.0 to 1.
     The second fiscal quarter of Fiscal Year 2000             3.5 to 1.
      and thereafter


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     2.4  Section 8.03. Section 8.03 of the Credit Agreement is amended to read in full as follows:

          8.03 Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio of the Company and its Subsidiaries on a consolidated basis, as determined as of the last day of each fiscal quarter set forth below for the twelve month period ending on such day, shall not be less than the minimum ratio set forth opposite such fiscal quarter:

FISCAL QUARTER                                                 MINIMUM RATIO
--------------                                                 -------------
The fourth fiscal quarter of Fiscal Year 1998                               N/A
The first fiscal quarter of Fiscal Year 1999                     N/A
The second fiscal quarter of Fiscal Year 1999                    N/A
The third fiscal quarter of Fiscal Year 1999                     1.20 to 1
The fourth fiscal quarter of Fiscal Year 1999                              1.30 to 1
The first fiscal quarter of Fiscal Year 2000                     1.40 to 1
The second fiscal quarter of Fiscal Year 2000                    1.40 to 1
The third fiscal quarter of Fiscal Year 2000                     1.40 to 1
The fourth fiscal quarter of Fiscal Year 2000                              1.40 to 1
The first fiscal quarter of Fiscal Year 2001                     1.40 to 1
The second fiscal quarter of Fiscal Year 2001                    1.40 to 1
The third fiscal quarter of Fiscal Year 2001                     1.40 to 1
The fourth fiscal quarter of Fiscal Year 2001                              1.40 to 1
The first fiscal quarter of Fiscal Year 2002                     1.50 to 1
The second fiscal quarter of Fiscal Year 2002                    1.55 to 1
The third fiscal quarter of Fiscal Year 2002
  and thereafter                                                 1.55 to 1

     2.5 Section 8.04. Section 8.04 of the Credit Agreement is amended to read in full as follows:

          8.04. Maximum Capital Expenditures. Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for any Fiscal Year shall not exceed in the aggregate the maximum amount set forth below opposite such Fiscal Year:



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

               Fiscal Year              Maximum Amount
               -----------              --------------
                  1998                    25,000,000
                  1999                    10,000,000
                  2000                    20,000,000
                  2001                    20,000,000
                  2002                    20,000,000

     provided, however, if the maximum amount set forth above opposite any Fiscal Year exceeds the amount of Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for such Fiscal Year, then Capital Expenditures made or incurred by the Company and its Subsidiaries on a consolidated basis for the next Fiscal Year may exceed the maximum amount set forth above opposite such next Fiscal Year (but not subsequent Fiscal Years) by the amount of such excess from the immediately preceding Fiscal Year; provided further, however, that, notwithstanding anything contained in this Agreement to the contrary, the terms of any external financing (other than any Permitted Financing) incurred after the Effective Date pursuant to Section 7.01(v), the proceeds of which are used by the Company and/or its Subsidiaries to make or incur Capital Expenditures shall be in form and substance satisfactory to the Requisite Lenders.

          3. Representations and Warranties. Each of the Borrowers hereby represents and warrants to each Lender, the Agent and the Co-Agent that, as of the First Amendment Effective Date and after giving effect to this First
Amendment:

          (a) Each of the representations and warranties contained in this First Amendment, the Credit Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date; and

          (b) No Default or Event of Default has occurred and is continuing.

          4. First Amendment Effective Date. This First Amendment shall become effective as of the date hereof (the "First Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (a) The Agent shall have received, by facsimile, counterparts hereof executed by the Company, each Borrowing Subsidiary, the Agent, the Co-Agent and the Requisite Lenders, and acknowledged by each of JCC, JPS Auto and International Fabrics.

          (b) Each of the representations and warranties contained in this First Amendment, the Credit Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, as if


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
         then made, other than representations and warranties which expressly speak as of a different rate.

                  (c) No Event of Default or Default shall have occurred and be continuing on the First Amendment Effective Date.

         5.   Reference to and Effect on the Loan Documents.

         (a) On and after the First Amendment Effective Date, each reference in the Credit Agreement as amended hereby to "this Agreement", "hereunder", "hereof", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

         (b) Except as specifically amended above, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

         (c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, the Agent or the Co-Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the Loan Documents.

         6. Costs and Expenses. The Company and the Borrowing Subsidiaries jointly and severally agree to pay upon demand in accordance with the terms of
Section 11.03 of the Credit Agreement all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, negotiation, execution and delivery of this First Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of Sidley & Austin, counsel for the Agent with respect to any of the foregoing.

         7. Miscellaneous. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

         8. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered by facsimile shall be an original, but all of which shall together constitute one and the same instrument.

         9. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO AND TO THE CREDIT AGREEMENT AS AMENDED HEREBY DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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          IN WITNESS WHEREOF, the Agent, the Co-Agent, the Lenders, the Company
and the Borrowing Subsidiaries have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                        JPS TEXTILE GROUP, INC.



                                        By: /s/ John W. Sanders, Jr.
                                           ------------------------------------
                                          Title:  Vice President



                                        JPS CONVERTER AND INDUSTRIAL CORP.



                                        By: /s/ John W. Sanders, Jr.
                                           ------------------------------------
                                          Title:  Vice President



                                        JPS ELASTOMERICS CORP.



                                        By: /s/ John W. Sanders, Jr.
                                           ------------------------------------
                                          Title:  Vice President



                                        CITIBANK, N.A., as Agent, as Issuing
                                          Bank and as a Lender



                                        By: /s/ Brenda M. Cotsen
                                           ------------------------------------
                                          Title:  Vice President

                              NATIONSBANK, N.A., as Co-Agent and as a Lender


                              By: /s/ Robert J. Dysart, Jr.
                                  -----------------------------------
                                Title: Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ Charles D. Chiodo
                                  -----------------------------------
                                Title: Duly Authorized Signatory


                              HELLER FINANCIAL, INC.


                              By: /s/ John M. Szwalek
                                  -----------------------------------
                                Title: Vice President


                              BNY FINANCIAL CORPORATION


                              By: /s/ Dan Murray
                                  -----------------------------------
                                Title: SVP


                              BANKBOSTON, N.A.


                              By: /s/ John K. Hood
                                  -----------------------------------
                                Title: Managing Director



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

                                 ACKNOWLEDGMENT

     Reference is hereby made to (i) the Guaranty dated as of March 18, 1993 executed by JPS Carpet Corp., (ii) the Guaranty dated as of March 18, 1993 executed by JPS Auto Inc., and (iii) the Guaranty dated as of August 5, 1993 executed by International Fabrics, Inc., each as amended as of October 9, 1997 (each, as so amended, a "Guaranty") in favor of the Agent and the Lenders. Each of the undersigned hereby consents to the terms of the foregoing First Amendment to Credit Facility Agreement, and agrees that the terms thereof shall not affect in any way its obligations and liabilities under each such Guaranty or any other Loan Document (as defined therein), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.


                                  JPS CARPET CORP.


                                  By: /s/ John W. Sanders, Jr.
                                      -----------------------------------
                                        Title: Vice President


                                  JPS AUTO INC.


                                  By: /s/ John W. Sanders, Jr.
                                      -----------------------------------
                                        Title: Vice President


                                  INTERNATIONAL FABRICS, INC.



                                  By: /s/ John W. Sanders, Jr.
                                      -----------------------------------
                                        Title: Vice President


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